SCUDDER                             (logo)


Scudder Variable Life
Investment Fund

Capital Growth Portfolio

Supplement to Prospectus
Dated May 1, 1997

Until August 1, 1997, Scudder Variable Life Investment Fund's investment adviser, Scudder, Stevens & Clark, Inc., has agreed to waive 0.025% of its investment management fee payable by Capital Growth Portfolio (the "Portfolio") based on the average daily net assets of the Portfolio in excess of $500 million.





July 1, 1997